UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: January 1, 2018
(Date of earliest event reported)

IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1925 W. Field Court
Lake Forest, Illinois 60045
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Mark A. Beck as Director

On January 1, 2018, the Board of Directors (the “Board”) of IDEX Corporation (the “Company”) appointed Mark A. Beck to serve as a member of the Board and as a member of the Audit Committee of the Board. Mr. Beck will participate in the compensation arrangements for non-employee members of the Board described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 17, 2017; provided, however, that consistent with changes to the Company's non-employee director compensation policy that became effective January 1, 2018, Mr. Beck's initial and annual restricted stock unit grants will have a value of $130,000 (as determined in accordance with the Company's non-employee director compensation policy).

A copy of the press release announcing Mr. Beck’s appointment to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description

99.1	Press Release dated January 2, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

	By:	/s/ WILLIAM K. GROGAN
William K. Grogan
Senior Vice President and Chief Financial Officer
January 2, 2018

EXHBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 2, 2018